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                                                                   EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form SB-2 for THEREADYMAN.COM, INC., of our report dated May 31, 2000, relating to the May 31, 2000 financial statements of THEREADYMAN.COM, INC., which appears in such Prospectus.

/s/ Siegel, Smith & Garber
SEIGEL, SMITH, & GARBER, C.P.A.

Solana Beach, Ca
January 16, 2001